SMITH BARNEY INVESTMENT FUNDS INC.
(the "Company")
on behalf of
SMITH BARNEY INVESTMENT GRADE BOND FUND
(the "Fund")

Supplement dated March 11, 1998 to
Prospectus dated April 30, 1997



Pursuant to shareholder approval on March 9, 1998, the following supplements the disclosure set forth in the Prospectus under "Investment Objective and Management Policies:"

Interest Rate Futures Contracts

	The Fund may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills.

	Generally, if market interest rate rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if the Fund holds long-term U.S. government securities and Mutual Management Corp. (formerly Smith Barney Mutual Funds Management Inc.) anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the Funds securities declined, the value of the Funds futures contracts would increase, thereby protecting the Fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contacts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if Mutual Management Corp. expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

	The Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the Fund will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

	The Fund may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the Funds total assets would be so invested. In purchasing and selling futures contracts and related options, the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Company is excluded from regulation as a "commodity pool." CFTC regulations permit use of commodity futures and options for bona fide hedging purposes without limitations on the amount of assets committed to margin and option premiums.

	The Fund will not engage in transactions involving futures contracts or related options for speculation but only as a hedge against changes in the market values of debt securities held, or intended to be purchased, by the Fund and where the transactions are appropriate to reduction of the Funds risks. The Funds futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold (or related put options purchased) to protect against a decline in the price of securities that the Fund owns, or futures contracts (or related call options) will be purchased to protect the Fund against an increase in the price of securities it is committed to purchase.

	There is no assurance that the Fund will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the debt securities being hedged, or price distortions due to market conditions in the futures markets. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and the Fund does not invest in long-term securities, the Fund would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of the Funds long-term securities but the long-term market advances, the Fund would lose part or all of the benefit of the advance due to offsetting losses in its futures positions.



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